FUNDS | You can take comfort in investments that employ hedging strategies. By Katy Marquardt

Protection for
STORMY markets

THE HEDGE-FUND club isn’t as exclusive as it once was, thanks to the burgeoning ranks of mutual funds that emulate hedging strategies at a more palatable price. And that’s good news for investors who can’t stomach stockmarket dives, no matter how brief they are. These funds were put to the test during the market’s late-winter rout, and most barely broke a sweat.

The strategies of hedge-fund-like mutual funds vary, but their basic mission is to try to defend against market declines and still deliver decent returns. If implemented effectively, hedging strategies can produce steady returns that move out of step with the stock and bond markets. As part of a larger portfolio, hedge-like funds can serve as powerful diversifiers that reduce your overall risk. But financial planners don’t recommend that they be your core holding—at most, they should make up 15% to 20% of your investments, depending on your tolerance for risk.

Hedge-like mutual funds cost much less than traditional hedge funds, which charge 2% of assets per year, plus a 20% cut of profits. That’s not to say that hedge-like funds are cheap. The average annual expense ratio for these mutual funds is 2.25% (by comparison, the average expense ratio for diversified U.S. stock funds is 1.38%).

The long and short of it.  Some funds employ a popular approach known as a long-short strategy. Such funds buy stocks the old-fashioned way, but they also sell some stocks short in an attempt to make money when those stocks sink. Combining “longs” with “shorts” tends to stabilize returns, making the funds far less volatile than the overall stock market.

How stable a long-short fund is depends on the relative weight of long versus short positions. Schwab Hedged Equity, which uses computers to pick which stocks to short and which to buy, is biased on the long side. When the fund’s managers are bullish on the market, they sell fewer stocks short; when they’re more pessimistic, their allocation to shorts grows (the fund is currently 35% short).

Over the long run, the fund aims to beat Standard & Poor’s 500-stock index with a fraction of the index’s volatility. By and large, it has been successful. From the inception of the Schwab fund’s oldest share class, Select, in September 2002 to April 2, it returned an annualized 13%, the same as the S&P 500. The fund’s retail class (symbol SWHIX), with a $2,500 minimum initial investment, launched in 2005. But Hedged Equity was about 40% less volatile than the index. “The return is similar, but the path we took was different,” says Vivienne Hsu, one of the fund’s managers.

A more flexible variation of the long-short theme plays out in Hussman Strategic Growth (HSGFX). Manager John Hussman invests in companies of all sizes, but he can hedge some or all of his holdings depending on his assessment of market conditions. He does so by offsetting the fund’s long holdings with options that allow him to bet against the S&P 500 and the small-company Russell 2000 index. On the flip side, he can ditch the hedges or even use leverage to juice returns if he’s high on stocks.

Great start. Rather than make forecasts, Hussman focuses on current economic and market conditions. He also considers how the market has historically performed under such conditions. Because the fund was fully hedged from its July 2000 inception through March 2003, it delivered double-digit gains in 2000, 2001 and 2002, even as the market suffered steep losses. Hussman, who has a doctorate in economics, went back to a full hedge in 2006 because he felt stocks had become too richly valued. His fund gained just 4% last year, trailing the S&P by 12 percentage points. During the brief correction in late winter, the fund gained 1.8%, while the market fell 5.4%.

Not all hedge-like funds bet on the direction of the market. For example, Laudus Rosenberg Value Long/Short Equity(BRMIX) splits its long and short positions 50-50. This technique is sometimes called “market neutral” because it immunizes the fund from many of the market’s effects, leaving stock picking—both on the long and short side—the main driver of returns. (Schwab owns the Laudus funds.)

KEY NUMBERS How four hedge-like mutual funds have performed

Their results won’t knock your socks off, but they do provide comfort during down periods. While the S&P 500 was losing 47% during the 2000-02 bear market, Gateway lost 17% and Laudus Rosenberg gained a stunning 65%.

	ANNUALIZED			RETURN
	TOTAL RETURN			DURING RECENT	EXPENSE	MIN.	800
FUND	1-YR	3-YR	5-YR	DOWNTURN*	RATIO	INVEST.	NUMBER
Gateway	9.3%	7.7%	5.8%	-1.7%	0.95%	$1,000	354-5525
Hussman Strategic Growth	3.5	4.0	8.3	1.8	1.14	1,000	487-7626
Laudus Rosenberg Val Long/Short Eqty	2.8	3.7	4.1	2.5	2.06	2,500	435-4000
Schwab Hedged Equity Select	9.0	11.2	-	-2.7	1.77	50,000	435-4000
S&P 500-STOCK INDEX	11.8%	10.1%	6.3%	-5.4%

Data to April 2. *From February 20, 2007, through March 13, 2007. -not applicable. SOURCE: Morningstar

Laudus relies on computers to select small and midsize companies to buy and bet against, weighing factors such as relative value and earnings potential. The fund also avoids making sector calls by maintaining long and short positions in almost every industry. “We want to be neutral in as many dimensions as we can,” says Steve Dean, one of the fund’s managers.

When it did best.  Laudus’s long-term performance illustrates the strengths and weaknesses of its strategy. From its December 1997 launch, it returned a humdrum 3% annualized. But the fund showed its mettle during the 2000-02 bear market, posting a cumulative gain of 65%. It also rose 2.5% during last winter’s market pullback. Both this fund and its sister, Laudus Rosenberg US Large/Mid Capitalization Long/Short Equity, tend to suffer when stocks soar. Value Long/Short, for instance, lost money in both 1998 and 1999, strong years for stocks.

 There’s no easy way to classify Gateway fund (GATEX), which strives for stock-like returns with bond-like volatility. Launched in 1977, it owns a mix of stocks that closely mimics the S&P 500. To generate cash that will offset minor market declines, the fund sells S&P 500 call options. “Think of it as rental real estate,” says manager Patrick Rogers, who has been with the fund since 1994. “It’s as if we’re renting out an apartment building to generate return.” Rogers uses some of that income to buy put options, which rise when the market dips and act as insurance in case of a severe market selloff.

The result is a fund that delivers modest but almost always positive returns—an annualized 7% over the past decade. That’s an average of one percentage point per year less than the S&P’s return, but with half of the index’s volatility. And with an expense ratio of just 0.95% a year, Gateway is cheaper than just about any hedge fund, mutual or otherwise.

(#14347) Adapted with permission from the June 2007 issue of Kiplinger’s Personal Finance.
© 2007 The Kiplinger Washington Editors Inc.
For more information about reprints from Kiplinger’s Personal Finance, contact PARS International Corp. at 212-221-9595.

R E Q U I R E D    D I SC L O S U R E    P A G E

G A T E W A Y    F U N D

AVERAGE ANNUAL TOTAL RETURNS AS OF MARCH 31, 2007

One Year	9.29%
Five Years	5.76%
Ten Years	6.86%
From January 1, 1988	9.10%

Maximum Sales Charge	0.00%
Expense Ratio *	0.95%

* As of December 31, 2006 per the current prospectus dated May 1, 2007.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Data Source: Gateway Investment Advisers, L.P.

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